===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        -------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

-------------------------------------------------------------------------------


        Date of Report (Date of earliest event reported): March 31, 2003
                                                         ----------------------


                            ALLEGIANT BANCORP, INC.
        -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MISSOURI
        -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       000-10849                                        43-1262037
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


         10401 Clayton Road, St. Louis, Missouri              63131
         -------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)

                                  314-692-8200
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


===============================================================================

ITEM 5.  OTHER EVENTS.

         On March 31, 2003, Allegiant Bancorp, Inc., a Missouri corporation ("Allegiant"), completed the sale of Bank of Ste. Genevieve to First Banks, Inc., a Missouri corporation ("First Banks"), pursuant to the Agreement and Plan of Exchange between First Banks and Allegiant, dated as of September 17, 2002 (the "Exchange Agreement"). Bank of Ste. Genevieve became a wholly-owned commercial bank subsidiary of Allegiant following Allegiant's September 2001 acquisition of Southside Bancshares Corp. Under the terms of the Exchange Agreement, Allegiant received 974,150 shares of Allegiant common stock, $0.01 par value per share, held by First Banks in exchange for all of the outstanding stock of Bank of Ste. Genevieve. As a result of the transaction, First Banks currently holds approximately 1.5% of Allegiant's outstanding common stock compared to the approximately 7.4% held prior to the exchange.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)-(b) Not applicable.

         (c) Exhibits Required by Item 601 of Regulation S-K:

                  See Exhibit Index.
                      -------------

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated April 2, 2003.


                               ALLEGIANT BANCORP, INC.


                               By /s/ Jeffrey S. Schatz
                                  --------------------------------------------
                                  Jeffrey S. Schatz
                                  Executive Vice President and Chief Financial
                                  Officer

                                EXHIBIT INDEX
                                -------------


Exhibit No.       Description
-----------       -----------

2 Agreement and Plan of Exchange, dated September 17, 2002, between First Banks, Inc. and Allegiant Bancorp, Inc., filed as Exhibit 2 to Allegiant Bancorp's current report on Form 8-K, filed October 2, 2002, is hereby incorporated by reference.